SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: December 5, 2003


                        MILE MARKER INTERNATIONAL, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)

                                     Florida
                                     -------
                 (State or other jurisdiction of incorporation)


        0-26150                                          11-2128469
        -------                                          ----------
(Commission File Number)                    (IRS Employer Identification Number)


                 2121 Blount Road, Pompano Beach, Florida 33069
                 ----------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code : (954) 782-0604
                                                             --------------



                                    No Change
                                   -----------
          (Former name or former address, if changed since last report)

Item  1.        Changes in Control of Registrant

                    None

Item  2.        Acquisition or Disposition of Assets

                    None

Item  3.        Bankruptcy or Receivership

                    None

Item  4.        Changes in Registrant's Certifying Accountant

                    None

Item  5.        Other Events

On December 5, 2003, Mile Marker International, Inc. announced that the Company has purchased 400,000 of its common stock for $480,000 plus commissions in a block trade transaction pursuant to authorization from the Company's Board of Directors on December 2, 2003. The primary purpose of this purchase was to provide treasury stock for the Company to fund employee stock options granted under the Company's 2002 Stock Plan.


Item  6.        Resignations of Registrant's Directors

                    None

Item  7.        Financial Statements and Exhibits

                    None

Item  8.        Change in Fiscal Year

                    None



                                      - 2 -





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              MILE MARKER INTERNATIONAL, INC.
                                                       (Registrant)



Dated:  December 5, 2003                        By:  /s/ Richard E. Aho
                                                  --------------------------
                                                   Richard E. Aho, President